UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2022

System1, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39331	98-1531250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4235 Redwood Avenue Marina Del Rey, California	90066
(Address of principal executive offices)	(Zip Code)

(310) 924-6037

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Common Stock share at an exercise price of $11.50 per share	SST.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 24, 2022, the Audit Committee of the board of directors (the “Board”) of System1, Inc. (the “Company”) approved management’s recommendation to appoint PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 and to dismiss Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, effective upon the Company’s filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the fiscal period from February 11, 2020 (inception) to December 31, 2020, which consists only of the accounts of the pre-Business Combination (as defined below) special purpose acquisition company, Trebia Acquisition Corp., a Cayman Islands exempted company (“Trebia”).

On January 27, 2022, Trebia completed a previously announced business combination (the “Business Combination”) pursuant to that certain business combination agreement, as amended on November 30, 2021, January 10, 2022 and January 25, 2022, by and among S1 Holdco, LLC, a Delaware limited liability company (“S1 Holdco”), System1 SS Protect Holdings, Inc., a Delaware corporation, and the other parties signatory thereto, filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 29, 2021. For accounting purposes, S1 Holdco was determined to be the predecessor entity of the Company. The historical financial statements of the predecessor entity, S1 Holdco, which have been audited by PwC, will become the historical financial statements of the Company.

The report of Marcum on Trebia’s balance sheet as of December 31, 2020 and the statements of operations, changes in stockholders’ equity and cash flows for the period from February 11, 2020 (inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph regarding Trebia’s ability to continue as a going concern.

During the period from February 11, 2020 (inception) to December 31, 2020, the year ended December 31, 2021 and through March 2, 2022, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its report on Trebia’s financial statements for such period.

During the period from February 11, 2020 (inception) to December 31, 2020, the year ended December 31, 2021, and subsequent interim period through March 2, 2022, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weaknesses in Trebia’s internal controls identified by management related to complex financial instruments which resulted in the restatement of Trebia’s financial statements as set forth in Trebia’s Form 10-K for the fiscal year ended December 31, 2020 as filed with the SEC on December 1, 2021 and Forms 10-Q for the quarters ended June 30, 2020 and September 30, 2020 as filed with the SEC on August 14, 2020 and November 12, 2020, respectively.

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated March 2, 2022, is filed as Exhibit 16.1 to this Current Report.

PwC served as independent registered public accounting firm of S1 Holdco prior to the Business Combination. During the fiscal years ended December 31, 2020, and December 31, 2021, and the subsequent interim period through February 24, 2022, neither the Company nor anyone on its behalf has consulted with PwC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, where either a written report or oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Expansion of the Board and Appointment of New Director

On February 25, 2022, the Board, in accordance with the Company’s Bylaws and Certificate of Incorporation, increased the number of directors of the Company from eight (8) to nine (9).

Following the recommendation and approval of the Nominating and Corporate Governance Committee of the Board, the Board, effective February 25, 2022, appointed John Civantos as the ninth (9th) director of the Company to fill the vacancy on the Board created by the expansion of the Board described above.

Mr. Civantos has experience investing in and advising businesses focused on digital marketing and subscription services, and previously served on the Board of the Company prior to its business combination with Trebia. Mr. Civantos was Co-Head of the Private Capital Group at MSD Partners and a former Managing Partner of Court Square Capital Partners. Mr. Civantos received his BA from Duke University and his MBA from the Wharton School of the University of Pennsylvania.

There are no arrangements or understandings between Mr. Civantos and any other persons pursuant to which Mr. Civantos was appointed as a director. There are no relationships between Mr. Civantos and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

2021 Annual Bonuses

On February 24, 2022, the Compensation Committee (the “Committee”) of the Board approved cash bonus payments for the 2021 fiscal year to be paid to certain of the Company’s named executive officers under the Company’s annual incentive program. Bonus payments were based on the Committee’s evaluation of the achievement of certain operating and financial performance goals, including pro-forma billings-based adjusted EBITDA performance goals, during 2021.

The other compensation of the Company’s named executive officers for 2021 was previously reported by the Company in the 2021 Summary Compensation Table included in the Company’s Current Report on Form 8-K previously filed with the SEC on February 2, 2022. However, as of the date of such Current Report, 2021 annual bonuses for certain of the named executive officers were not calculable, and therefore the amounts were omitted from the 2021 Summary Compensation Table. The table below updates the previously reported 2021 Summary Compensation Table by including the 2021 annual bonuses payable to certain of the named executive officers, and revising each such named executive officer’s total compensation amount for 2021.

Name and Principal Position	Non- Equity Incentive Plan Compensation ($)(1)	Total ($)
Tridivesh Kidambi	$75,000	$428,585
Chief Financial Officer
Jennifer Robinson	$74,839	$327,916
Chief Technology Officer

(1)

Non-equity incentive plan compensation consists of payments made pursuant to the Company’s annual incentive bonus program based on the Company’s pro-forma billings-based adjusted EBITDA performance. The 2021 bonus for Ms. Robinson is pro-rated to reflect her partial year of service. Neither Messrs. Weingarten nor Blend participated in the Company’s 2021 annual cash incentive program.

Award Agreements for 2022 Incentive Award Plan

On February 25, 2022, the Board approved forms of grant notices and award agreements for the grant of restricted stock units to both U.S. based and non-U.S. based eligible service providers under the terms of the Company’s 2022 Incentive Award Plan (the “Plan”).

A copy of the full text of the form of restricted stock unit grant notice and award agreement for U.S. participants under the Plan is filed herewith as Exhibit 10.1 and incorporated herein by reference, and a copy of the full text of the form of restricted stock unit grant notice and agreement for non-U.S. participants under the Plan is filed herewith as Exhibit 10.2 and incorporated herein by reference. The forms of grant notices and award agreements are subject to the terms and provisions of the Plan, a copy of the full text of which is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 2, 2022 and incorporated herein by reference.

Non-Employee Director Compensation Program

Following the approval and recommendation of the Compensation Committee of the Board, on February 25, 2022 the Board approved the adoption of a Director Compensation Program for non-employee directors of the Company (the “Non-Employee Director Compensation Program”). The Non-Employee Director Compensation Program became effective as of February 25, 2022. Eligible directors are entitled to receive equity compensation for service on the Board under the Non-Employee Director Compensation Program as follows:

1.

Annual Awards. Commencing with the Company’s annual stockholders meeting for 2023, the Company will grant an award of restricted stock units with a grant date fair value of $180,000 to each eligible director who is serving on the Board as of the date of the Company’s annual stockholders meeting or who is initially elected or appointed to serve on the Board at such annual meeting and, in either case, who will continue to serve on the Board immediately following such annual meeting.

2.

Initial Awards. For eligible directors initially elected or appointed to serve on the Board after the Company’s annual stockholders meeting for the 2023 calendar year (and other than on the date of an annual meeting), the Company will grant an award of restricted stock units with a grant date fair value of $180,000, multiplied by a fraction, (a) the numerator of which is the difference between 365 and the number of days from the immediately preceding annual stockholders meeting date through the appointment or election date and (b) the denominator of which is 365.

3.

Committee Awards. Commencing with the Company’s annual stockholders meeting for 2023, for eligible directors serving on a committee of the Board, the Company will grant awards of restricted stock units as follows (prorated for any partial year of service):

a.

Audit Committee Awards. The Company will grant an award of restricted stock units with a grant date fair value of $50,000 to the eligible director who serves as Chairperson of the Audit Committee and an award of restricted stock units with a grant date fair value of $20,000 to each eligible director who serves as a member of the Audit Committee (other than the Chairperson of the Audit Committee).

b.

Compensation Committee Awards. The Company will grant an award of restricted stock units with a grant date fair value of $20,000 to the eligible director who serves as Chairperson of the Compensation Committee and an award of restricted stock units with a grant date fair value of $10,000 to each eligible director who serves as a member of the Compensation Committee (other than the Chairperson of the Compensation Committee).

c.

Nominating and Corporate Governance Committee Awards. The Company will grant an award of restricted stock units with a grant date fair value of $15,000 to the eligible director who serves as Chairperson of the Nominating and Corporate Governance Committee and an award of restricted stock units with a grant date fair value of $10,000 to each eligible director who serves as a member of the Nominating and Corporate Governance Committee (other than the Chairperson of the Nominating and Corporate Governance Committee).

The number of shares subject to any award will be determined by dividing the value of such award (subject to proration as provided in the terms of the Non-Employee Director Compensation Program) by the closing price for the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), on the New York Stock Exchange (or any applicable securities exchange on which the Company’s Class A Common Stock is then-listed) on the applicable grant date (or on the immediately preceding trading day if the applicable grant date is not a trading day). Each award shall vest as to twenty-five percent (25%) of the award on each of the first three (3) quarterly anniversaries of the applicable grant date, and as to the remaining twenty-five percent (25%) of the award on the earlier to occur of (x) the one-year anniversary of the applicable grant date and (y) the date of the next annual meeting of stockholders following the grant date, subject to the applicable eligible director’s continued service on the Board (or a committee of the Board, as applicable).

All awards of the Non-Employee Director Compensation Program will be granted under, and shall be subject to the terms and provisions of, the Plan.

As of the date of this Current Report, the initial eligible directors are William P. Foley, II, Dexter Fowler, Caroline Horn, Moujan Kazerani, Frank R. Martire, Jr., Jennifer Prince and John Civantos.

The foregoing description of the Non-Employee Director Compensation Program is not complete and is subject to, and qualified in its entirety by, the full text of the form of the Non-Employee Director Compensation Program, a copy of which is filed herewith as Exhibit 10.3 and incorporated herein by reference, and, where applicable, the full text of the Plan, a copy of which is attached as Annex D to the Company’s proxy statement for the Extraordinary General Meeting of Shareholders on January 20, 2022 filed with the SEC on December 23, 2021 and incorporated herein by reference.

Directors and Officers Indemnification and Advancement Agreements

On February 25, 2022, the Company agreed to enter into indemnification and advancement agreements with each of its directors and officers. Each indemnification and advancement agreement provides that, subject to certain exceptions and limitations set forth therein, the Company will indemnify and advance certain expenses to the applicable director and/or officer to the fullest extent, and only to the extent, permitted by applicable law in effect as of the date of the indemnification and advancement agreement.

The foregoing description of the form of indemnification and advancement agreement is not complete and is subject to, and qualified in its entirety by, the full text of the form of the indemnification and advancement agreement, a copy of which is filed herewith as Exhibit 10.4 and incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on February 25, 2022 the Company adopted a Code of Business Conduct and Ethics applicable to the directors, officers and employees of the Company. The Code of Business Conduct and Ethics is retroactively effective as of January 27, 2022.

The foregoing description of the Code of Business Conduct and Ethics is not complete and is subject to, and qualified in its entirety by, the full text of the Code of Business Conduct and Ethics, which can be found on the Company’s website at https:ir.system1.com/governance/governance-documents/default.aspx (which website, for the avoidance of doubt, is not incorporated herein by reference).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Grant Notice & Agreement for U.S. Participants under the 2022 Incentive Award Plan.

10.2	Form of Restricted Stock Unit Grant Notice & Agreement for Non-U.S. Participants under the 2022 Incentive Award Plan.

10.3	Non-Employee Director Compensation Program.

10.4	Form of Indemnification and Advancement Agreement.

16.1	Letter of Marcum LLP dated March 2, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date: March 2, 2022	By:	/s/ Tridivesh Kidambi
	Name:	Tridivesh Kidambi
	Title:	Chief Financial Officer